Vericimetry US Small Cap Value Fund (the Fund) was named as a defendant in two lawsuits, Wilmington
Savings Fund Society, FSB as successor indenture trustees v. Richard L. Dickson, et al. (Case No. 20-cv-
4436), and Marc S. Kirschner, as Trustee for the NWHI Litigation Trust v. Richard L. Dickson, et al. (Case No. 20-cv-4569), both of which arose out of distributions the Fund received from its investment in The Jones Group, Inc., which was subsequently rendered insolvent due to a series of merger transactions in 2014. The lawsuits alleged that the distributions to the Fund and the other defendants constituted a fraudulent conveyance. Plaintiffs demanded that the Fund return the funds it received in the distribution, which included its initial investment and profits of approximately
$43,000. The Fund reached a settlement with plaintiffs for $35,000 and the cases were dismissed on June 22, 2020.